                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ( X )

Filed by a Party other than the Registrant (   )

Check the appropriate box:

(   )  Preliminary Proxy Statement     (   )  Confidential, for Use of the
                                              Commission Only (as permitted by
( X )  Definitive Proxy Statement             Rule 14a-6(e)(2))

(   )  Definitive Additional Materials

(   )  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                 Fuel-Tech N.V.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

( X )   No fee required.

(   )   Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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

(   )    Fee paid previously with preliminary materials.

(   )    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

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                                Explanatory Note

         This Amendment No. 1 has been filed to revise the text under the Caption "Executive Sessions" following the caption "Corporate Governance;" to correct figures in paragraph three following the caption "Amendment of 1993 Incentive Plan;" to correct certain typographical errors; and to change the date of the document to May 4, 2004.

                                 FUEL-TECH N.V.

                 Castorweg 22-24, Curacao, Netherlands Antilles

                              --------------------

                Notice of Annual General Meeting of Shareholders
                            To be Held June 3, 2004

                              --------------------


To the Shareholders of Fuel-Tech N.V.:

   The Annual General Meeting (the "Meeting") of Shareholders of Fuel-Tech N.V., a Netherlands Antilles limited liability company ("Fuel Tech"), will be held Thursday, June 3, 2004, at the registered office of Fuel Tech, Castorweg 22-24, Curacao, Netherlands Antilles, at 10:00 a.m. local time, to consider and vote on the following matters, each of which is explained more fully in the following Proxy Statement. A proxy card for your use in voting is also enclosed.

     1. To approve the Annual Report of Management to Shareholders of Fuel Tech for the calendar year ended December 31, 2003 and the Financial Statements for said calendar year;

     2.   To elect seven (7) Managing Directors;

     3. To ratify the reappointment of Ernst & Young LLP as Fuel Tech's independent auditors for the year 2004;

     4. To approve an amendment to the Fuel Tech 1993 Incentive Plan to increase the allowable number of stock awards that may be granted and the allowable number of stock awards that may be granted in the form of incentive stock options; and

     5. To transact any other business that may properly come before the meeting or at any adjournment thereof.

   Only common shareholders of record at the close of business on June 2, 2004 are entitled to vote at the Meeting. The presence in person or by proxy of shareholders entitled to cast one-third of the total number of votes which may be cast shall constitute a quorum for the transaction of business at the Meeting.

   The Annual Report is enclosed with this Notice of Meeting and Proxy
Statement.

FUEL-TECH N.V.
Charles W. Grinnell
Secretary
May 4, 2004


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON IT IS REQUESTED THAT YOU PROMPTLY FILL OUT, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

FOR INTERNET OR TELEPHONE VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE VOTING INSTRUCTION FORM.

   The Company will provide without charge to each person being solicited by this Proxy Statement, upon written request, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2003, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission. All such requests should be directed to the Corporate Secretary at the address of the Company set out below under the caption "Shareholder Proposals."

   Statements in this Proxy Statement which are not historical facts, so-called "forward-looking statements" are made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Stockholders are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

                                 FUEL-TECH N.V.

                                PROXY STATEMENT


   The enclosed proxy is solicited by the Board of Managing Directors (the "Board") of Fuel-Tech N.V., a Netherlands Antilles limited liability company ("Fuel Tech"), in connection with the Annual Meeting of Shareholders of Fuel Tech (the "Meeting") to be held at the registered offices of Fuel Tech, Castorweg 22-24, Curacao, Netherlands Antilles, Thursday, June 3, 2004, at 10:00 a.m. local time, and at any adjournments of the meeting.

   The Record Date with respect to mailing this solicitation is April 5, 2004. Under Netherlands Antilles law, however, all holders of Fuel Tech common stock as of the close of business on June 2, 2004 are entitled to vote at the Meeting. As of the Record Date, Fuel Tech had 19,510,705 shares of common stock outstanding, according to the records of Mellon Investor Services, LLC, Fuel Tech's transfer agent (the "Transfer Agent"). Each share is entitled to one vote. Under the rules of The Nasdaq Stock Market, Inc., a quorum of one third of the votes entitled to be cast is required for action on matters taken up at the Meeting.

   Each shareholder is entitled to appoint a representative at the Meeting other than those named in the form of proxy. A shareholder desiring to appoint some other person who need not be a shareholder may do so by completing another proper form of proxy for use at the Meeting. All completed forms of proxy should be mailed promptly in the enclosed return envelope for delivery on or before 5:00 p.m. (local time at New York, N.Y.) June 2, 2004 to the Transfer Agent.

   A shareholder giving a proxy may revoke such proxy by an instrument in writing signed by the shareholder, by the shareholder's attorney-in-fact authorized in writing, or, if the shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney, and deposited with the Transfer Agent or with the Chairman of the Meeting at the time of the Meeting.

   If a proxy is signed and not revoked by the shareholder, the shares it represents will be voted at the Meeting in accordance with the instructions of the shareholder. Abstentions and broker non-votes are counted as present in determining whether a quorum is present, but are not counted in the calculation of the vote. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of each item on the agenda in accordance with the recommendations of the Board. Members of the Board and executive officers of Fuel Tech may solicit shareholders' proxies by mail, telephone or facsimile. Fuel Tech will bear the cost of proxy solicitation, if any.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

   Fuel Tech's Annual Report to Shareholders (the "Report"), contains the report of Management on the business and administration of Fuel Tech for the calendar year ended December 31, 2003 and financial statements reflecting the financial position and results of operations of Fuel Tech for 2003 (the "Financial Statements"). The Financial Statements are set forth in the Report in consolidated form and, as required by Netherlands Antilles law, in unconsolidated form. See Note 11 to the Financial Statements for the unconsolidated Financial Statements. The Report and this Proxy Statement were distributed together commencing in the week of May 3, 2004. The Report is available for inspection at the office of Fuel Tech at the address written on the Notice of Meeting and will be available for inspection at the Meeting.

   Resolutions will be presented at the Meeting for the approval of the Annual Report and the Financial Statements. Fuel Tech understands that under Netherlands Antilles law, approval of the Report and the Financial Statements at the Meeting will have the effect of discharging the Managing Directors from legal liability for their activities as directors for the year ended
December 31, 2003.

   The affirmative vote of a majority of the shares voting is required for the approval of this proposal. The Board recommends a vote FOR this proposal.

                             ELECTION OF DIRECTORS


   On recommendation of the Compensation and Nominating Committee, the Board proposes the election of seven nominees as Managing Directors of Fuel Tech. The term of office of each Managing Director is until the next Annual General Meeting or until a successor shall have been duly elected. The nominees are Douglas G. Bailey, Ralph E. Bailey, Miguel Espinosa, Charles W. Grinnell, John
D. Morrow Samer S. Khanachet and Thomas S. Shaw. Mr. Morrow is nominated for the first time. Tarma Trust Management N.V., currently a Managing Director, is not standing for reelection. In the opinion of the Board, Mr. Espinosa, Mr. Khanachet, Mr. Morrow and Mr. Shaw satisfy the independence requirements of NASD Rule 4200 (a) (15). Each of the nominees has consented to act, if elected. Should one or more of these nominees become unavailable to accept nomination or election, votes will be cast for a substitute nominee, if any, designated by the Board on recommendation of the Compensation and Nominating Committee. If no substitute nominee is designated prior to the Meeting, the individuals named as proxies on the enclosed proxy card will exercise their discretion in voting the shares that they represent. A motion will be presented at the Meeting for the election as Managing Directors of the foregoing seven nominees.

   The affirmative vote of a majority of the shares voting is required for the election of directors. The Board recommends a vote FOR each of the nominees.

   The following table sets forth certain information with respect to each person nominated and recommended to be elected as a Managing Director of Fuel Tech.

Name                                                        Age   Director Since
----                                                        ---   --------------
Douglas G. Bailey ......................................    54         1998
Ralph E. Bailey ........................................    80         1998
Miguel Espinosa ........................................    63         2002
Charles W. Grinnell ....................................    67         1989
John D. Morrow .........................................    80           --
Samer S. Khanachet .....................................    53         2002
Thomas R. Shaw .........................................    57         2001

Shareholders' Agreement

   Fuel Tech is party to a Shareholders' Agreement of April 30, 1998, as amended, (the "Agreement") with certain Investors who acquired in 1998 4,750,000 shares and warrants to purchase 3,000,000 shares of Company common stock. During the term of the Agreement the Investors have the right to nominate three persons as Managing Directors of Fuel Tech one of whom shall be an independent director. The Investors are Douglas G. Bailey, Ralph E. Bailey, Nolan R. Schwartz and other persons who are or were associated with American Bailey Corporation, a privately owned company of which Mr. Ralph E. Bailey is Chairman and Mr. Douglas G. Bailey, his son, is President and Chief Executive Officer. Notwithstanding the Agreement, each of the persons identified above are the nominees of the Board for election as Managing Directors at the Meeting, having been recommended by the Compensation and Nominating Committee. The term of the Agreement is until April 30, 2008, unless before April 30, 2008 the Investors own less than 475,000 shares of Fuel Tech common stock.

Directors and Executive Officers of Fuel Tech and Fuel Tech, Inc.

   Vincent M. Albanese, 55, has been Vice President -- Air Pollution Control, Sales and Marketing of Fuel Tech, Inc. since April, 1998 and Senior Vice President since May 1, 2000. He was Vice President Sales and Marketing of Nalco Fuel Tech, a joint venture between Fuel Tech, Inc. and Nalco Chemical Company ("Nalco"), prior to joining Fuel Tech, Inc., and had served Nalco Fuel Tech since 1990. Prior to his service with Nalco Fuel Tech, Mr. Albanese was a market development specialist with Nalco, his employer since 1975.

   Steven C. Argabright, 61, has been a director and the President and Chief Operating Officer of Fuel Tech, Inc. since April, 1998. He was President and Chief Executive Officer of Nalco Fuel Tech from 1996 to April, 1998 and Vice President of Nalco Fuel Tech from 1990 to 1996. Prior to the formation of Nalco Fuel Tech, Mr. Argabright was a Regional Sales Manager of Nalco, his employer since 1973.

   Vincent J. Arnone, 40, was Controller of Fuel Tech and Fuel Tech, Inc. from May 24, 1999 until December 9, 2003 when he was appointed Vice President, Treasurer and Chief Financial Officer of those companies. Previously Mr. Arnone was Assistant Controller and Director of Finance for a division of American National Can Company, now Rexam PLC, a multi-national packing company.

   Douglas G. Bailey has been a director of Fuel Tech and of Fuel Tech, Inc. since April, 1998 and Deputy Chairman of Fuel Tech and of Fuel Tech, Inc. since 2002. He became an employee of Fuel Tech Inc. effective January 1, 2004. Mr. Bailey, who is the son of Ralph E. Bailey, has been the President and Chief Executive Officer of American Bailey Corporation ("ABC"), a privately owned business acquisition and development company, since 1984.

   Ralph E. Bailey has been a director and Chairman of the Board and Chief Executive Officer of Fuel Tech and Chairman and a director of Fuel Tech, Inc. since April, 1998. He has been a director and Chairman of American Bailey Corporation ABC since 1984. Mr. Bailey is the former Chairman and Chief Executive Officer of Conoco Inc., an energy company, and a former Vice Chairman of E.I. du Pont de Nemours & Co., a chemical company.

   Stephen P. Brady, 47, has been Vice President -- Fuel Chem of Fuel Tech, Inc. since February, 1998 and Senior Vice President since January 1, 2002. Prior to joining Fuel Tech, Inc., Mr. Brady was a Regional Sales Manager of Nalco, his employer since 1980.

   Miguel Espinosa has been President and Chief Executive Officer of The Riverview Group, LLC, a financial consulting company, since 2001. He retired in 2001 as Treasurer of Conoco Inc., his employer since 1965. In addition to corporate finance, Mr. Espinosa's responsibilities at Conoco involved international operations, mergers and acquisitions and joint ventures.
Mr. Espinosa has a Masters in Business Administration degree from the University of Texas.

   Charles W. Grinnell has been Vice President, General Counsel and Corporate Secretary of Fuel Tech since 1988 and a director of Fuel Tech and Fuel Tech, Inc. since September, 1989. Mr. Grinnell is a director of Clean Diesel Technologies, Inc., a specialty chemical and energy technology company, and has also been engaged in the private practice of corporate law in Stamford, Connecticut since 1992.

   Samer S. Khanachet has been President of United Gulf Management, Inc. ("UGM"), an investment management company, since 1991 where his responsibilities include private equity and real estate investments for UGM's parent company, Kuwait Projects Company (Holding) and clients. Mr. Khanachet has a Masters in Business Administration degree from Harvard University.

   John D. Morrow, formerly a director of Fuel Tech, Inc. from 1985 to 1987, is the retired Chief Financial Officer and director of Conoco Inc.

   Nolan R. Schwartz, 53, has been director of Fuel Tech, Inc. since 1998 and became an employee of Fuel Tech, Inc. effective January 1, 2004, as Vice President, Corporate Development. Previously Mr. Schwartz had been a Principal of American Bailey Corporation, his employer since 1988.

   Thomas S. Shaw, Jr. has been Executive Vice President of Pepco Holdings, Inc. ("PHI") since August 1, 2002 when PHI acquired Conectiv, an electric power generating and distribution company. Mr. Shaw remains as President and Chief Operating Officer of Conectiv and has been since September, 2000 and previously had been employed by its predecessor Delmarva Power and Light Company ("Delmarva") for over 25 years where he had been President of its subsidiary Delmarva Capital Investments, Inc. from 1991 until 1995 and was Executive Vice President of Delmarva and Conectiv from 1997 until September, 2000.

   William H. Sun, 47, has been Vice President and Chief Technology Officer of Fuel Tech, Inc. since December 9, 2003. Previously he was Vice President, Engineering and Technology of Fuel Tech, Inc. since April, 1987 and had been Director of Process Engineering of Nalco Fuel Tech since 1990.

   Tarma Trust Management, N.V., ("Tarma"), a Managing Director of Fuel Tech since April, 1998, is a Netherlands Antilles limited liability company in Curacao specializing in company management and representation. Tarma is not standing for reelection at the Meeting.

   There are no family relationships between any of the directors or executive officers, except as stated above.

Committees of the Board

   The Board has an Audit Committee of which the members are Mr. Espinosa (Chairman), Mr. Khanachet, Mr. Shaw and Mr. R. E. Bailey (ex officio).
Mr. Espinosa, Mr. Khanachet and Mr. Shaw are independent members of this committee as defined by NASD Rule 4350(d). The Board has also determined that Mr. Espinosa and Mr. Khanachet are audit committee financial experts as defined in applicable Securities and Exchange Commission regulations: both have formal training in finance and Mr. Espinosa has been Treasurer of a major energy company and Mr. Khanachet is the President of an investment company.

   The Board also has a Compensation and Nominating Committee of which the members are Mr. Shaw (Chairman), Mr. Espinosa, Mr. Khanachet and Mr. R.E. Bailey (ex officio). Mr. Shaw, Mr. Espinosa and Mr. Khanachet are independent directors of this committee as defined by NASD Rule 4200(a)(15). This committee was constituted on February 24, 2004 and replaced the Compensation Committee of Fuel Tech, Inc.

   Mr. R. E. Bailey as an ex officio member of these committees does not vote or attend executive sessions.

Audit Committee

   The Audit Committee is responsible for review of audits, financial reporting and compliance, and accounting and internal controls policy. For audit services, the Audit Committee is responsible for the engagement and compensation of independent auditors, oversight of their activities and evaluation of their independence. The Audit Committee has instituted procedures for receiving reports of improper recordkeeping, accounting or disclosure. The Board has also constituted the Audit Committee as a Qualified Legal Compliance Committee in accordance with Securities and Exchange Commission regulations. A copy of the Audit Committee Charter will be available for inspection on the Fuel Tech web site at www.fueltechnv.com.

Compensation and Nominating Committee

   The Compensation and Nominating Committee reviews and approves executive compensation, stock options and similar awards, and adoption or revision of benefit, welfare and executive compensation plans and also determines the identity of director nominees for election to fill a vacancy on the Board of Managing Directors of Fuel Tech. Nominees are approved by the Board on recommendation of the Committee. Mr. Morrow was recommended as a nominee to the Committee by Messrs. R. E. Bailey, Espinosa and Grinnell. Mr. R. E. Bailey is a holder of 24.1% of the issued and outstanding shares of Fuel Tech.

   In evaluating nominees, the Committee particularly seeks candidates of high ethical character with significant business experience at the senior management or Board level who have the time and energy to attend to Board responsibilities. Candidates should also satisfy such other particular requirements that the Committee may consider important to Fuel Tech's business at the time. When a vacancy occurs on the Board, the Committee, in consultation with the Chairman, will consider nominees from all sources, including shareholders, nominees recommended by other parties, and candidates known to the Managing Directors or to Fuel Tech management. The Committee may, if appropriate, make use of a search firm and pay a fee for services in identifying candidates. The best candidate from all evaluated will be recommended to the Board to consider for nomination.

   Shareholders who wish to recommend candidates for consideration as nominees should before January 1 in each year furnish in writing detailed biographical information concerning the candidate to the Committee addressed in care of the Corporate Secretary, Fuel Tech, Inc., 695 East Main Street, Stamford, CT 06901.

   The Charter of the Compensation and Nominating Committee will be available for viewing on the Fuel Tech web site www.fueltechnnv.com.

Corporate Governance

Meetings

   During the year ended December 31, 2003, there were four meetings of the Board of Directors of Fuel Tech, four meetings of its Audit Committee and four meetings of the Compensation Committee of Fuel Tech, Inc. Each director of Fuel Tech attended at least 75% of Board and committee meetings of which he was a member during the period of his directorship. Tarma Trust Management N.V., which represents and acts for Fuel Tech in the Netherlands Antilles, does not normally attend Company Board meetings outside of the Antilles and did not attend any meetings in 2003 except for the 2003 Annual General Meeting of Shareholders. The Directors did not attend the annual meeting of Shareholders in 2003 because in satisfaction of Netherlands Antilles law, that meeting is held annually in Curacao, Netherlands Antilles, and is conducted by proxy.

Executive Sessions

   The Board will hold not less than two executive sessions of the independent directors annually in connection with regularly scheduled meetings. The committees of the Board will hold executive sessions when appropriate. Members of management and non-independent Managing Directors will not attend executive sessions. The executive sessions of the Board will be chaired by the independent Managing Directors in rotation by alphabetical order.

Code of Business Ethics and Conduct

   On the recommendation of the Audit Committee, the Board has adopted a Code of Business Ethics and Conduct which will be available for viewing on the Fuel Tech web site www.fueltechnv.com. Changes to or waivers of the requirements of the Code will be posted to the web site.


                    RATIFICATION OF APPOINTMENT OF AUDITORS


   The Audit Committee has reappointed the firm of Ernst & Young LLP, Certified Public Accountants ("Ernst & Young"), to be Fuel Tech's auditors for the year 2004 and submits that reappointment to the shareholders for ratification.
Ernst & Young has served in this capacity since 1990 and is knowledgeable about Fuel Tech's operations and accounting practices and is well qualified to act in the capacity of independent accountants. In making the appointment, the Audit Committee reviewed Ernst & Young's performance in prior years along with its reputation for integrity and overall competence in accounting and auditing. Representatives of Ernst & Young will not be present in Curacao at the Meeting.

Audit Fees

   Fees for professional services provided by Ernst & Young in each of the last two fiscal years by category were:

                                                                       2003        2002
                                                                     --------    --------
         Audit Fees ..............................................   $113,500    $101,900
         Audit-Related Fees ......................................     24,000          --
         Tax Fees ................................................         --          --
         All Other Fees ..........................................      1,500          --
                                                                     --------    --------
                                                                     $139,000    $101,900

   Fees for audit services include fees associated with the annual audit and reviews of Fuel Tech's quarterly reports on Form 10-Q. Audit-related fees were in connection with Fuel Tech's review of its internal controls. All other fees were $1,500 in 2003 for a subscription to an on line accounting newsletter. These services were approved in advance by the Audit Committee.

Pre-Approval Policies and Procedures

   Fuel Tech's policy and procedure is that each engagement for an audit or non-audit service is approved in advance by Audit Committee.

   The affirmative vote of a majority of the shares voting is required for the approval of this proposal. The Board recommends a vote FOR this proposal.

Report of the Audit Committee

   Management is responsible for Fuel Tech's internal controls and its financial reporting. The independent auditors are responsible for performing an audit of Fuel Tech's financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion on those financial statements based on their audit. The Audit Committee reviews these processes. In such context, the Committee has reviewed and discussed the audited financial statements contained in the 2003 Annual Report on Form 10-K with Fuel Tech's management and its independent auditors.

   The Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

   The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence. The Committee has also considered whether the provision of the services described above under the caption "Audit Fees" is compatible with maintaining the independence of the independent auditors.

   Based on the review and discussions referred to above, the Committee recommended to the Board of Managing Directors that the audited financial statements be included in Fuel Tech's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

   By the Audit Committee:

      M. Espinosa, Chairman,
      S.S. Khanachet and T.S. Shaw


                        AMENDMENT OF 1993 INCENTIVE PLAN


The Proposed Amendment

   In 1993, the Fuel Tech Board adopted and the shareholders approved the Company's 1993 incentive Plan (the "Plan"). The Plan is intended to provide a flexible structure within which the Company may utilize various compensation devices to recruit and retain the services of such key persons as may be required to manage and carry out the Company's business. The Board desires to continue to utilize the Plan for this purpose.

   The aggregate limitation on the number of shares that may be subject to stock awards under the Plan is 12.5% of issued shares, less the number of outstanding awards. At December 31, 2003, 12.5% of issued shares was 2,452,687 shares and, after giving effect to then outstanding options for which 2,447,050 shares were required to be reserved, there were available only 5,637 shares for further grant of awards.

   The Board on the recommendation of the Compensation and Nominating Committee proposes to amend the Plan by providing that the aggregate limitation on the number of shares that may be subject to awards shall be 12.5% of the shares issued and outstanding, but on a fully-diluted basis, less the number of shares reserved for outstanding awards. For this purpose "fully-diluted" will be calculated on a share for share basis and not on the "Treasury" basis used to calculate fully diluted shares for balance sheet purposes. If this proposal had been in effect on December 31, 2003, the limitation would have been 3,078,882 shares and, therefore, an additional 626,194 shares would have been available for awards. The Board estimates that the normal process of exercises and expirations of awards will, under this amended formula, maintain a reasonable number of shares for awards year to year. Awards in 2003, 2002 and 2001 to directors and employees were, respectively, 475,500, 424,000 and 472,500 shares.

   Also under Section 422 of the Internal Revenue Code, the number of shares that may be issued as incentive shares on exercise of incentive stock options is limited to a fixed number approved by shareholders. That number was previously approved by shareholders in 1998 as one million shares. While to date 114,090 shares have issued as incentive shares on exercise of incentive stock options, nevertheless the aggregate number of incentive stock options outstanding at December 31, 2003 under Fuel Tech incentive stock options is 2,157,050 shares. The Board believes that it is advantageous for recruiting and retention purposes to offer incentive stock options.

Incentive stock options will not subject the holder to ordinary income tax on exercise, if the exercise follows certain minimum time periods and the acquired shares are in turn held for certain minimum time periods.

   Accordingly, the Board proposes to increase the limitation on incentive stock options to three million shares from one million. This three million share incentive option limitation will be subject to the aggregate limitation described above and will not increase the number of stock awards available under the plan, but merely their form.

General Features of the Plan

   The Plan is administered by the Compensation and Nominating Committee (the "Administrator") which is a committee of independent Managing Directors. Other than with respect to Director Options, the Administrator shall have sole authority to grant Awards and interpret the Plan.

   Participants in the Plan may be such of Fuel Tech's directors, officers, employees, consultants or advisors as the Administrator shall determine are key to the continued success of Fuel Tech's business. Consultants and advisors shall not include those rendering services in connection with the offer or sale of Fuel Tech securities in a capital raising transaction. "Company" for this purpose also includes Fuel Tech's subsidiaries and affiliates, so long as the Company owns, directly or indirectly, at least fifty percent of the stock or interest therein.

   The Plan is designed so that Awards may be settled in the form of Fuel Tech's shares and in a manner complying with applicable United States securities laws, including Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Certain Awards may also be settled in cash. Under the Plan, as amended, the Administrator may grant Awards to participants in the form of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Performance Awards, Bonuses or any other form of share based or non-share based Award or any combination of these Awards. No Stock Option may be outstanding for more than ten years. Share based Awards shall at the time of grant have an exercise price of or be valued at not less than 100% of the fair market value of the shares on the date of grant (110% in the case of an Incentive Stock Option granted to Ten-Percent Stockholder). Unless otherwise provided in the Award agreement, Awards generally may not be assigned or transferred other than by will or pursuant to the laws of descent and distribution and, during the life of the holder of an Award, an Award is exercisable only by the holder, by the holder's guardian or legal representative or pursuant to a "qualified domestic relations order" as defined by the Code (or any such similar order).

   The Plan provides for annual grants of stock options to nonemployee Fuel Tech directors. Under the Plan, a non-qualified stock option in respect of 10,000 shares will be granted to each nonemployee Director on the first business day after the annual meeting of the Company's shareholders ("Director Options"). Director Options vest immediately upon grant. Director options have a term of ten years. Director options are intended to constitute formula awards under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

   To date under the Plan awards have been granted only as non-qualified or incentive stock options. Neither a non-qualified nor an incentive stock option is taxable when granted because awards are made at market value under the Plan. On exercise of a non-qualified option a participant is taxable at ordinary income tax rates on the spread between the exercise price and the market value on the date of exercise. But, an incentive stock option participant will not be taxed on this spread so long as the shares acquired on exercise are held for a period of at least two years after the grant of the option and one year after exercise; if not held for such periods, there is considered to be a disqualifying disposition and the spread is taxed at ordinary income tax rates. When the spread on exercise of an incentive stock option is not subject to ordinary income tax treatment, it is nevertheless a preference item for purposes of the Alternative Minimum Tax. See also Schedule I attached to this Proxy Statement for a more detailed description of the IRS
Section 422 requirements for incentive stock options.

   Subject to the limitations set forth above and other than with respect to Director Options, the Administrator shall determine the types of Awards, the related performance criteria, the number of shares, if any, subject to Awards, the manner and time of exercise, and terms of vesting, and shall make such other determinations which in its discretion appear to be fitting and proper.

   Awards shall be evidenced by written agreements. Each agreement may contain such provisions as the Administrator shall determine to be appropriate for the adjustment of the number or classes of shares or other consideration subject to and purchasable upon the exercise of, or to be delivered pursuant to, an Award and the

Award price, in the event of changes in the outstanding shares of the Company by reason of stock dividends, spin-offs, recapitalizations, mergers, consolidations, combinations or exchanges of shares and other like events. In the event of a Change of Control of Fuel Tech, Awards will become immediately vested. "Change of Control" shall mean (i) 51% of Fuel Tech's voting securities shall have become beneficially owned, directly or indirectly, by a person or entity or associated group of persons or entities, (ii) in any two year period, persons being a majority of the board shall cease to be so unless the nomination of the new directors during such period was approved by at least a majority of the directors then still in office who were directors at the beginning of the period, (iii) a consolidation or merger of Fuel Tech in which Fuel Tech is not the surviving company and pursuant to which Fuel Tech's shares are converted to cash, securities or other property, but in no event a merger where shareholders of Fuel Tech prior to the merger have substantially the same proportionate ownership after the merger or (iv) the approval by the shareholders of the Company of any plan for liquidation or dissolution of Fuel Tech, not otherwise involving a transaction described in (iii) above.

   The Board is authorized to amend or terminate the Plan without the approval of shareholders, unless such approval is required by law, and only with respect to shares that are not subject to outstanding Awards, The Board is authorized to amend the Plan to obtain the benefits of relevant U.S. or other national securities laws and regulations or exemptions therefrom, including such amendments as may limit the number of shares to be awarded with respect to particular types of Awards, either as an absolute number or as a percentage of outstanding shares. The foregoing summary of the Plan is subject to the more detailed text thereof, a copy of which will be available at the Meeting and also shall be provided by the Company upon request, without charge, to any person to whom a copy of this proxy statement is delivered, upon written or oral notice to the Company at its principal executive offices. Any capitalized term that is not defined in this summary shall have the meaning ascribed to such term under the Plan.

   Further information concerning stock awards under the Plan is set forth below under the captions "Principal Stockholders and Stock Ownership of Management" and Executive Compensation" and also in Note 5 to the Financial Statements.

   A resolution will be presented at the Meeting for the approval of the Plan, as amended, which is described above. The Directors recommend a vote FOR this proposal.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT


   The following table sets forth information regarding the beneficial ownership of Common Stock as of April 5, 2004 by (i) each person known to Fuel Tech to own beneficially more than five percent of the outstanding Common Stock; (ii) each director or nominee of Fuel Tech; (iii) the Named Executive Officers; and (iv) all directors and executive officers as a group.

Name and Address(1)                             No. of Shares(2)   Percentage(3)
-------------------                             ----------------   -------------
Beneficial Owners
Winslow Management Co. .....................       1,910,900             9.9%
Morgens Waterfall Vintiadis & Co., Inc. ....       1,000,000             5.1%
RIT Capital Partners plc ...................       1,028,882             5.3%
Directors and Named
Executive Officers
Vincent M. Albanese (4)(5) .................         167,500             1.0%
Steven C. Argabright (5) ...................         320,000             1.6%
Douglas G. Bailey (5) ......................       1,772,000             8.4%
Ralph E. Bailey (5)(6) .....................       4,710,000            24.1%
Stephen P. Brady (5) .......................         152,500             1.0%
Miguel Espinosa (5) ........................          21,500               *
Charles W. Grinnell (5) ....................          86,089               *
John D. Morrow (6) .........................           3,000               *
Samer S. Khanachet (5) .....................          20,000               *
Scott M. Schecter (5) ......................         215,327             1.1%
Thomas S. Shaw (5) .........................          30,000               *
William H. Sun (5) .........................         103,750             1.0%
Tarma Trust Management N.V. ................              --              --
All Directors and Officers as a Group (13
  persons)(3)(4) (5)(6).....................       8,047,604            35.5%

---------------
*   Less than one percent (1.0%)
(1) The address of Winslow Management Company is 60 State Street, Boston, MA 02109; RIT Capital Partners plc is 27 St. James Place, London, England SW1A 1NR and Morgens Waterfall Vintiadis & Co., Inc. is 10 East 50th Street, New York, NY 10022. The address of each of the above management beneficial owners is c/o Fuel Tech, Inc., 695 East Main Street, Stamford, Connecticut 06901, except Tarma Trust Management N.V. which is Castorweg 22-24, Curacao, Netherlands Antilles.
(2) Except for 4,000 of the shares indicated for Mr. Argabright, which are owned by his spouse, the owners of all shares are believed by Fuel Tech to have sole ownership and investment control of such shares.
(3) The percentages in each case are of the outstanding common at April 5, 2004 and all warrants or options exercisable within 60 days thereafter.
(4) Does not include 2,000 shares owned by Mr. Albanese's spouse as to which he disclaims beneficial ownership.
(5) Includes shares subject to options and warrants exercisable presently and within 60 days for Mr. Albanese, 163,750 shares; Mr. Argabright, 305,000 shares; Mr. D. G. Bailey, 1,697,000 shares; Mr. R. E. Bailey, 60,000 shares; Mr. Brady, 142,500 shares; Mr. Espinosa, 20,000 shares;
    Mr. Khanachet, 20,000 shares; Mr. Grinnell, 60,000 shares; Mr. Schecter, 181,250 shares; Mr. Shaw, 30,000 shares; Mr. Sun, 68,750 shares and, for all directors and officers as a group, 3,143,438 shares.
(6) Does not include for Mr. R. E. Bailey 25,193 Units accrued at December 31, 2003 under the Directors Deferred Compensation Plan. Also, does not include 170,000 shares for Mr. Morrow held in trust for his family members as to which he disclaims beneficial ownership.

                             EXECUTIVE COMPENSATION


   The table below sets forth for the calendar years ending December 31, 2003, 2002 and 2001, the compensation of Fuel Tech's Chief Executive Officer, the four most highly compensated current executive officers and one former executive officer.


                           Summary Compensation Table

                                                                                                      Long-Term
                                                                                                     Compensation
                                                                                                     ------------
                                                                                                        Shares
                                                                    Annual Compensation               Underlying
                                                          ---------------------------------------      Options
                                                                                       Other           Granted         All Other
Name and Principal Position                       Year    Salary(1)   Bonus(2)    Compensation(3)       (#)(4)      Compensation(5)
---------------------------                       ----    ---------   --------    ---------------    ------------   ---------------
Vincent M. Albanese ...........................   2003    $169,432          --             --           25,000          $ 7,901
Senior Vice President                             2002     166,999     $19,260         20,000            9,331
                                                  2001     159,799      10,000             --           25,000            4,794
Steven C. Argabright ..........................   2003     225,000          --             --           40,000            8,072
President and Chief                               2002     220,000      40,922             --           35,000           10,544
Operating Officer                                 2001     205,917      20,000              -           50,000            5,100
Stephen P. Brady ..............................   2003     180,049           -             --           25,000            8,041
Senior Vice President                             2002     168,800      19,188             --           25,000            9,779
                                                  2001     156,371      15,000        180,000           40,000            5,100
Ralph E. Bailey ...............................   2003          --          --             --           10,000           24,000
Chairman and Chief                                2002          --          --             --           10,000           19,933
Executive Officer                                 2001          --          --             --           10,000           10,000
Scott M. Schecter .............................   2003     222,430          --             --               --            8,072
Vice President, Treasurer                         2002     219,237      25,284             --           25,000           10,544
and Chief Financial                               2001     209,800      12,500             --           25,000            5,100
Officer
William H. Sun ................................   2003     135,002          --             --           20,000            5,941
Vice President and                                2002     132,813      12,212             --           15,000            7,649
Chief Technology                                  2001     125,860      12,500             --           15,000            3,776
Officer

---------------
(1) Mr. Bailey is not an employee of Fuel Tech or of Fuel Tech, Inc. Effective January 1, 2004 Douglas G. Bailey and Nolan R. Schwarz became employees of Fuel Tech, Inc. at annual salaries, respectively, of $275,000 and $200,000. On December 9, 2003, Mr. Schecter was replaced as Vice President, Treasurer and Chief Financial Officer by Mr. Arnone and Mr. Sun was elected as Vice President and Chief Technology Officer of Fuel Tech, Inc.
(2) Bonus payments for 2002 were for participating employees in the Fuel Tech Management Incentive Program ("MIP"). No MIP bonuses were payable for 2003 and 2001. Special bonuses, however, were paid in 2002 to recognize 2001 achievements.
(3) The amount of $180,000 designated as "Other Compensation" for Mr. Brady was payment to him in February 2001, the third anniversary of his employment with Fuel Tech, as a "Stay Bonus" under his employment agreement as reimbursement for loss of benefits under a previous employer's defined benefit plan.
(4) With the exception of the options granted to Mr. Bailey, which were Non-Qualified Stock Options, the options granted were Incentive Stock Options. The options do not include stock appreciation rights.

(5) The amounts designated "Other Compensation" for Mr. Bailey were directors' fees which for 2003, 2002 and 2001, respectively, were deferred under the Directors' Deferred Compensation Plan as 5,839, 4,225 and 3,432 Units; and, for Messrs. Albanese, Argabright, Brady and Schecter, Company profit sharing and matching contributions to the Fuel Tech, Inc. 401(k) Plan. No profit sharing contributions were made for 2001.

Directors' Compensation

   Fuel Tech provides an annual cash retainer of $15,000 payable quarterly in arrears to each director and, in addition, $2,000 for each committee Chairman of Fuel Tech and, for each regular or special meeting of the Board, a meeting fee of $1,200 and, for meetings of committees. The Fuel Tech Board has generally four regularly scheduled meetings per year. Non-executive directors are entitled under Fuel Tech's Directors Deferred Compensation Plan to defer fees in either cash with interest or share equivalent "Units" until fixed dates, including the date of retirement from the Board, when the deferred amounts will be distributed in cash.

   Directors employed by Fuel Tech or its subsidiaries receive compensation other than directors' fees but receive no compensation for their service as directors.

   Under Fuel Tech's 1993 Incentive Plan, each non-executive director of Fuel Tech or of Fuel Tech, Inc. receives as of the first business day following the annual meeting a non-qualified stock option award of 10,000 shares for a term of 10 years vesting immediately. In 2003 such 10,000 share options were granted to Messrs. D. G. and R. E. Bailey, Espinosa, Khanachet, Schwartz and Shaw at the exercise price of $4.195 per share.

Indemnification

   Under the Fuel Tech Articles of Association, indemnification is afforded Fuel Tech's directors and executive officers to the fullest extent permitted by the laws of the Netherlands Antilles. Such indemnification also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee. Fuel Tech is, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee's actions were in the best interests of Fuel Tech, or, in the case of a settlement of a claim, such determination is made by the Board of Directors of Fuel Tech.

   Fuel Tech carries insurance providing indemnification, under certain circumstances, to all of its and its subsidiaries' directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The current annual premium for this policy is $192,000. No sums have been paid for such indemnification to any past or present director or officer by Fuel Tech or under any insurance policy.

Compensation Committee Interlocks and Insider Participation

   Mr. R. E. Bailey, who is not an employee of Fuel Tech or of Fuel Tech, Inc., is Chairman and Chief Executive Officer of Fuel Tech and is an ex offico member of the Fuel Tech Compensation and Nominating Committee (the
"Committee") but does not vote or attend executive sessions. Mr. R. E. Bailey is Chairman and a shareholder of ABC and Mr. D. G. Bailey is President, Chief Executive Officer and an employee and shareholder of ABC, in which relationships they enjoyed a direct material interest in the management services fees set forth below under the caption "Management Services Agreement," an arrangement which was terminated as of December 31, 2003.

                   OPTION GRANTS IN THE LAST FISCAL YEAR (1)
                          TO NAMED EXECUTIVE OFFICERS


                                                                                                                     Potential
                                                                                                                     Realizable
                                                                                                                  Value of Assumed
                                                  Number of      % of Total                                       Annual Rates of
                                                    Shares        Options                                              Stock
                                                  Underlying     Granted to    Exercise or                       Price Appreciation
                                                   Options      Employees in    Base Price                              for
Name                                             Granted (#)        2003          ($/Sh)      Expiration Date       Option Term
----                                             -----------    ------------   -----------    ---------------    ------------------
                                                                                                                   5%         10%
                                                                                                                 -------   --------
Vincent M. Albanese ..........................      25,000          6.02%         $ 3.80          12/9/14        $59,745   $151,406
Steven C. Argabright .........................      40,000          9.63%         $ 3.80          12/9/14        $95,592   $242,249
Ralph E. Bailey ..............................      10,000          2.41%         $4.195           6/6/14        $26,382   $ 66,858
Stephen P. Brady .............................      25,000          6.02%         $ 3.80          12/9/14        $59,745   $151,406
Scott M. Schecter ............................          --            --              --               --             --         --
William H. Sun ...............................      20,000          4.81%         $ 3.80          12/9/14        $47,796   $121,124

---------------
(1) Except the options granted to Mr. Bailey which are immediately exercisable, 50% of the above stock option awards are first exercisable on the second anniversary of grant and 25% of the awards on each of the third and fourth anniversaries of grant. Fuel Tech has not historically and did not in 2003 grant stock appreciation rights.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES
                          OF NAMED EXECUTIVE OFFICERS

                                                  Shares                    Number of Securities
                                                 Acquired                  Underlying Unexercised          Value of Unexercised
                                                    on        Value           Options at Fiscal            in-the-Money Options
Name                                             Exercise    Realized             Year-End                  at Fiscal Year-End
----                                             --------    --------    ---------------------------    ---------------------------
                                                                        Exercisable    Unexercisable    Exercisable   Unexercisable
                                                                        -----------    -------------    -----------   -------------
Vincent M. Albanese ..........................     3,750     $ 16,088     163,750          41,250        $257,114        $13,031
Steven C. Argabright .........................    10,000     $ 25,000     305,000          70,000        $485,338        $26,063
Ralph E. Bailey ..............................        --           --      60,000              --        $ 47,550             --
Stephen P. Brady .............................        --           --     142,500          47,500        $227,300        $20,850
Scott M. Schecter ............................    25,000     $ 76,503     181,250          18,750        $279,944        $13,031
William H. Sun ...............................    35,000     $104,825      68,750          31,250        $ 97,696        $ 7,819


           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION


Compensation Policies

   Fuel Tech's executive compensation policies are to pay competitive salaries and annual incentive compensation, if earned, and to grant stock option awards in appropriate amounts. Competitive salaries are based on Management's knowledge of market conditions supplemented by salary surveys as well as the position of each employee within the business, and historical practice. Incentive compensation, intended to encourage performance, may be in the form of discretionary bonuses or participation by managers in the Fuel Tech, Inc. Management Incentive Program ("MIP"). Company stock option awards are made to provide a long term incentive to employees and to create a common interest between the employees and its shareholders generally.

Compensation of Executive Officers -- 2003

   The key components of Fuel Tech's executive compensation program during the last fiscal year were base salary and stock option awards under the 1993 Plan in the amounts shown above under the caption "Executive Compensation." Base salaries are fixed by the Board in its discretion based upon historical levels, performance, ranking within the officer group, amounts being paid by comparable companies, and Fuel Tech's financial position. Incentive compensation awards, when earned, are based upon Fuel Tech's achievement of a minimum level of performance under an annual profit plan and the individual officer's allocated percentage of an amount determined by the Board to be the MIP "pool," if minimum financial performance target is achieved. Such performance was not achieved in 2003. The stock options are designed to provide additional incentives to executive officers to maximize stockholder value. Through the use of vesting periods, the option program encourages executives to remain in the employ of Fuel Tech. In addition, because the exercise prices of such options are set at the fair market value of the stock on the date of grant of the option, executives can only benefit from such options if the trading price of Fuel Tech's shares increases, thus aligning their financial interests with those of the shareholders.

Compensation of Chief Executive Officer -- 2003

   The Chairman and Chief Executive Officer, Ralph E. Bailey, is not an employee of Fuel Tech or of Fuel Tech, Inc. and received directors' fees and stock option awards for service in his capacity as a director only. See also the text below under the caption "Management Services Agreement" concerning payments by Fuel Tech to American Bailey Corporation.

   In 2003, Mr. Argabright, President and Chief Operating Officer of Fuel Tech, Inc., was paid a competitive base salary. A significant portion of Mr. Argabright's annual compensation in 2003 was to be based on incentive compensation with a maximum target percentage of 40% of base salary, under the 2003 MIP formula. Because Fuel Tech did not achieve its minimum financial performance target in 2003, Mr. Argabright did not receive an incentive compensation award for that year. Stock option awards to Mr. Argabright in 2003 were 40,000 shares at the exercise price of $3.80 per share.

   By the Compensation and Nominating Committee

      T. S. Shaw, Chairman
      M. Espinosa
      S. S. Khanachet

   This compensation report and the following performance graph shall not be deemed incorporated by reference into any filing by Fuel Tech under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Fuel Tech specifically incorporates such report.

                       FUEL-TECH STOCK PERFORMANCE GRAPH


   The following line graph compares (i) Fuel Tech's total return to shareholders per share of Common Stock for the five years ended December 31, 2003 to that of (ii) the Russell 2000 index, and (iii) the Dow Jones Pollution Control Index.

                                 Fuel-Tech N.V.
                            Stock Performance Graph
                              12/31/98 - 12/31/03


                              [PERFORMANCE GRAPH]


                                                                  Dow Jones
                      Fuel-Tech N.V.        Russell 2000      Pollution Control
                       Stock Price             Index                Index
                      --------------        ------------      -----------------
12/31/98                   100                  100                  100
12/31/99                   110                  120                   55
12/29/00                    84                  115                   78
12/31/01                   303                  116                   87
12/31/02                   210                   91                   68
12/31/03                   178                  132                   91


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Relationships With American Bailey Corporation

   Ralph E. Bailey is Chairman and Douglas G. Bailey is President and CEO of ABC; both are directors and shareholders of ABC.

   Under a Management Services Agreement of April 30, 1998, as amended, between Fuel Tech, Inc. and ABC, ABC provided management services to Fuel Tech, Inc. and, on request, to Fuel Tech. Payments under this agreement to ABC by Fuel Tech, Inc. were $350,000 in 2003, $308,334 in 2002 and $208,332 in 2001. This
agreement was terminated effective December 31, 2003.

   Under an agreement between Fuel Tech, Inc. and ABC, effective as of January 1, 2004, Douglas G. Bailey will devote 75% of his time to Fuel Tech and 25% to ABC until March 31, 2004 when he will then devote 90%of his time to Fuel Tech and 10% to ABC. ABC will reimburse Fuel Tech, Inc. for 25% or 10%, as the case may be, of Mr. Bailey's compensation.

   Under a lease dated January 29, 2004, Fuel Tech, Inc. leased new space in Stamford, Connecticut for its executive offices. Annual rent for the space will be $257,328 commencing December 1, 2004. ABC will sublease a portion of this space and pay rent to Fuel Tech on an allocation of use basis presently estimated as approximately one third of Fuel Tech, Inc.'s leasehold costs.

Clean Diesel Technologies, Inc. Management Services Agreement

   Under an August 3, 1995 Management and Services Agreement with Clean Diesel Technologies, Inc. ("CDT"), $69,000, $69,000 and $73,000 was paid to Fuel Tech, Inc. in 2003, 2002 and 2001 by CDT as reimbursement principally for legal services provided to CDT by Mr. Grinnell, an employee of Fuel Tech, Inc. and Managing Director of Fuel Tech and a Director and Officer of CDT. Fuel Tech has an 11.6% equity ownership interest in CDT's issued and outstanding shares. Mr. Grinnell will recuse himself from consideration of any transactions between Fuel Tech and Clean Diesel that may be, or may appear to be, material to either Company.

Employment Agreements

   Messrs. Albanese, Argabright, Brady and Schecter have employment agreements with Fuel Tech, Inc. effective January 17, 1994 for Mr. Schecter, March 30, 1998 for Mr. Albanese, February 6, 1998 for Mr. Argabright and February 1, 1998 for Mr. Brady. These agreements are for indefinite terms, provide for disclosure and assignment of inventions to Fuel Tech, Inc., protection of proprietary data, covenants against certain competition and arbitration of disputes. Under Mr. Schecter's agreement, he is required to provide two months notice on resignation and, if his employment is terminated by Fuel Tech, Inc. for reasons other than "just cause" (as defined in the agreement), Fuel Tech must continue Mr. Schecter's then base salary and benefits until he finds other comparable employment but not for a period in excess of one year.
Mr. Schecter commenced salary and benefits continuation under his Agreement effective March 31, 2004.


                                    GENERAL


Section 16(a) Beneficial Ownership Reporting Compliance

   Fuel Tech believes that all reports required to be filed under Section 16(a) of the Securities and Exchange Act of 1934 for the year 2003 were timely filed except that a report due for Mr. Argabright on December 11 was filed on December 12; a report due for Mr. D. G. Bailey on August 4 was filed August 6; reports due for Messrs. R. E. Bailey, Espinosa, Khanachet, Schwartz and Shaw on June 2 were filed June 6; and a report due for Mr. William Sun, due
December 11 was filed January 9, 2004.

Other Business

   Management knows of no other matters that may properly be, or are likely to be, brought before the meeting other than those described in this proxy statement.

Shareholder Proposals

   If other proper matters are introduced at the Meeting, the individuals named as Proxies on the enclosed Proxy Card will vote in their discretion the shares represented by the Proxy Card. In order to be presented for action at the Meeting, such matters must, under the Articles of Fuel Tech, be in writing and received by the Board of Managing Directors at the above address of Fuel Tech or to the Secretary at Fuel Tech, Inc., 695 East Main Street, Stamford, CT 06901 USA not later than the close of business on May 21, 2004 in order to be presented for consideration at the Meeting.

   Proposals of shareholders intended for inclusion in the proxy statement and proxy to be mailed to all shareholders entitled to vote at the Annual General Meeting of Shareholders to be held in the year 2005 must be received in writing addressed to the Board of Directors at the above address of Fuel Tech or to the Secretary at Fuel Tech, Inc., 695 East Main Street, Stamford CT 06901 USA on or before December 27, 2004 and, if not received by such date, may be excluded from the proxy materials.

Communications With the Board of Managing Directors

   Any shareholder desiring to send a communication to the Board of Managing Directors, or any individual Managing Director, may forward such communication to the Corporate Secretary to the address provided above for shareholder proposals. Under procedures fixed from time to time by the independent directors, the Corporate Secretary will collect and organize all such communications and forward them to the Board or individual Managing Director.


FUEL-TECH N.V.

Charles W. Grinnell
Secretary

May 4, 2004

                                                                     SCHEDULE I


                            Incentive Stock Options


   Incentive Stock Options ("ISOs") must meet the requirements of Internal Revenue Code ("Code") Section 422, which provides:

   1. An ISO may be granted only to an employee of the issuing company, its parent, or a subsidiary of the issuing parent.

   2. An ISO must be granted pursuant to a written plan that specifies the aggregate number of shares that may be issued under options and the employees or class of employees eligible to receive options. The plan must be approved by company shareholders within 12 months before or after the date that the plan is adopted.

   3. The maximum exercise period for an ISO cannot exceed ten years, but if the executive eligible for the plan owns more than 10 percent of the total combined voting power of all classes of stock in the company, the maximum exercise period for that executive's ISO cannot exceed five years.

   4. An ISO cannot be transferable by the optionee during the optionee's lifetime.

   5. The exercise price of an ISO cannot be less than the fair market value of the stock on the date of grant. If the executive eligible for the stock option grant owns more than 10 percent of the total combined voting power of all classes of stock in the company, the exercise price for an ISO cannot be less than 110 percent of the fair market value of the stock on the date of grant.

   6. The executive cannot sell shares purchased under an ISO within two years from the date the option is granted, or within one year from the date the option is exercised.

   7. An executive cannot be granted ISOs that have an aggregate fair market value (number of shares multiplied by the fair market value at the time of grant) that exceeds $100,000 during the calendar year when the options are first exercisable.

   8. The owner of an ISO must exercise the option within three months of termination from active employment.

   9. The terms of an ISO cannot be amended or changed in the future in a way that would give the option holder a material increase in benefits available: otherwise, the ISO will be considered a new grant under Code Section 422 (and will qualify as an ISO only if the exercise price is not less than the fair market value of the shares on the date of the modification).


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